UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2015

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-37388	Talen Energy Corporation (Exact name of Registrant as specified in its charter) (Delaware) 835 Hamilton Street, Suite 150 Allentown, PA 18101-1179 (888) 211-6011	47-1197305
1-32944	Talen Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) 835 Hamilton Street, Suite 150 Allentown, PA 18101-1179 (888) 211-6011	23-3074920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2015, J. Matt Simmons, Jr., Vice President and Chief Accounting and Risk Officer of Talen Energy Corporation ("Talen Energy"), informed Talen Energy of his intention to resign from Talen Energy effective August 21, 2015, in order to accept a position at another company. Mr. Simmons also will resign as Vice President and Chief Accounting and Risk Officer of Talen Energy's wholly owned, indirect subsidiary, Talen Energy Supply, LLC ("Energy Supply," and together with Talen Energy, the "Companies"), effective August 21, 2015.

On August 17, 2015, the board of directors of Talen Energy appointed Jeremy R. McGuire as acting Chief Accounting Officer of Talen Energy, effective August 21, 2015, in addition to his current role as Talen Energy's Senior Vice President and Chief Financial Officer. On August 17, 2015, the board of managers of Energy Supply appointed Mr. McGuire as acting Chief Accounting Officer of Energy Supply, effective August 21, 2015, in addition to his current role as Energy Supply's Senior Vice President and Chief Financial Officer. Mr. McGuire will serve as Chief Accounting Officer of both Companies until a permanent replacement for Mr. Simmons is named.

Mr. McGuire, age 43, has been the Senior Vice President and Chief Financial Officer of the Companies since June 1, 2015, the closing date of the spinoff of Energy Supply (then known as PPL Energy Supply, LLC) from PPL Corporation and its combination with RJS Generation Holdings LLC to become subsidiaries of Talen Energy (collectively, the "Transaction"). Prior to the Transaction, Mr. McGuire was Vice President-Finance of Energy Supply, and from 2008 until announcement of the Transaction in June 2014 he led the strategic planning function at PPL Corporation. He led several competitive power generation transactions for PPL Corporation, both as buyer and seller, comprising 2,500 megawatts of capacity. With Paul A. Farr, the President and Chief Executive Officer of the Companies, he also played a leading role in the Transaction to form Talen Energy as well as in PPL Corporation's prior acquisitions of $14 billion in utility businesses in the U.S. and the U.K.

The selection of Mr. McGuire to serve as acting Chief Accounting Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. McGuire and any director or executive officer of the Companies, and there are no transactions between Mr. McGuire and the Companies that would be required to be reported under Item 404(a) of Regulation S‑K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President and Chief Financial Officer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President and Chief Financial Officer

Dated:  August 17, 2015